Exhibit 99.(a)(70)

MORGAN STANLEY INSTITUTIONAL FUND, INC.

ARTICLES OF AMENDMENT

MORGAN STANLEY INSTITUTIONAL FUND, INC., a Maryland corporation (the “Corporation”), does hereby certify to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST:  The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

SECOND:  Pursuant to the authority contained in Section 2-605(a)(2) of the MARYLAND GENERAL CORPORATION LAW (the “MGCL”), the Board of Directors of the Corporation at a meeting duly convened and held on February 25-26, 2015 approved the change of the name of the Emerging Markets External Debt Portfolio, a portfolio of common stock of the Corporation, to the Emerging Markets Fixed Income Opportunities Portfolio.

THIRD:  The Corporation desires to, and does hereby, amend its Articles of Restatement, as amended and supplemented (the “Charter”), pursuant to Sections 2-601 et seq. of the MGCL to change the name of the portfolio of common stock of the Corporation referred to above by deleting from the Charter the existing Article FIFTH, Section 3 in its entirety, and inserting in lieu thereof, the following new Article FIFTH, Section 3:

3.  Pursuant to Section 2-105 of the Maryland General Corporation Law, the Board of Directors of the Corporation shall have the power to designate one or more classes of shares of Common Stock, to fix the number of shares in any such class and to classify or reclassify any unissued shares with respect to such class.  Any such class (subject to any applicable rule, regulation or order of the Securities and Exchange Commission or other applicable law or regulation) shall have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Board may determine in the absence of contrary determination set forth herein.  The aforesaid power shall include the power to create, by classifying or reclassifying unissued shares in the aforesaid manner, one or more classes in addition to those initially designated as named below.  Subject to such aforesaid power, the Board of Directors has designated the following portfolios of the Corporation and for certain of which has designated two classes of shares of Common Stock of the Corporation.  The names of such classes and the number of shares of Common Stock classified and allocated to these classes are as follows:

NAME OF CLASS	NUMBER OF SHARES OF COMMON STOCK CLASSIFIED AND ALLOCATED

Active International Allocation Portfolio — Class I	500,000,000 shares
Active International Allocation Portfolio — Class A	1,000,000,000 shares
Active International Allocation Portfolio — Class L	500,000,000 shares
Active International Allocation Portfolio — Class C	500,000,000 shares
Advantage Portfolio — Class I	500,000,000 shares
Advantage Portfolio — Class A	1,000,000,000 shares
Advantage Portfolio — Class L	500,000,000 shares
Advantage Portfolio — Class IS	500,000,000 shares
Advantage Portfolio — Class C	500,000,000 shares
Asian Equity Portfolio — Class I	500,000,000 shares
Asian Equity Portfolio — Class A	1,000,000,000 shares
Asian Equity Portfolio — Class L	500,000,000 shares
Asian Equity Portfolio — Class C	500,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class I†	500,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class A†	1,000,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class L†	500,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class IS†	500,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class C†	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio — Class I	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio — Class A	1,000,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio — Class L	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio — Class IS	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio — Class C	500,000,000 shares
Emerging Markets Leaders Portfolio — Class I	500,000,000 shares
Emerging Markets Leaders Portfolio — Class A	1,000,000,000 shares
Emerging Markets Leaders Portfolio — Class L	500,000,000 shares
Emerging Markets Leaders Portfolio — Class IS	500,000,000 shares
Emerging Markets Leaders Portfolio — Class C	500,000,000 shares
Emerging Markets Portfolio — Class I	500,000,000 shares
Emerging Markets Portfolio — Class A	1,000,000,000 shares
Emerging Markets Portfolio — Class L	500,000,000 shares
Emerging Markets Portfolio — Class IS	500,000,000 shares
Emerging Markets Portfolio — Class C	500,000,000 shares
Frontier Emerging Markets Portfolio — Class I	500,000,000 shares
Frontier Emerging Markets Portfolio — Class A	1,000,000,000 shares

Frontier Emerging Markets Portfolio — Class L	500,000,000 shares
Frontier Emerging Markets Portfolio — Class IS	500,000,000 shares
Frontier Emerging Markets Portfolio — Class C	500,000,000 shares
Global Advantage Portfolio — Class I	500,000,000 shares
Global Advantage Portfolio — Class A	1,000,000,000 shares
Global Advantage Portfolio — Class L	500,000,000 shares
Global Advantage Portfolio — Class C	500,000,000 shares
Global Discovery Portfolio — Class I	500,000,000 shares
Global Discovery Portfolio — Class A	1,000,000,000 shares
Global Discovery Portfolio — Class L	500,000,000 shares
Global Discovery Portfolio — Class C	500,000,000 shares
Global Franchise Portfolio — Class I	500,000,000 shares
Global Franchise Portfolio — Class A	1,000,000,000 shares
Global Franchise Portfolio — Class L	500,000,000 shares
Global Franchise Portfolio — Class IS	500,000,000 shares
Global Franchise Portfolio — Class C	500,000,000 shares
Global Infrastructure Portfolio — Class I	500,000,000 shares
Global Infrastructure Portfolio — Class A	1,000,000,000 shares
Global Infrastructure Portfolio — Class L	500,000,000 shares
Global Infrastructure Portfolio — Class IS	500,000,000 shares
Global Infrastructure Portfolio — Class C	500,000,000 shares
Global Insight Portfolio — Class I	500,000,000 shares
Global Insight Portfolio — Class A	500,000,000 shares
Global Insight Portfolio — Class L	500,000,000 shares
Global Insight Portfolio — Class C	500,000,000 shares
Global Opportunity Portfolio — Class I	500,000,000 shares
Global Opportunity Portfolio — Class A	1,000,000,000 shares
Global Opportunity Portfolio — Class L	500,000,000 shares
Global Opportunity Portfolio — Class IS	500,000,000 shares
Global Opportunity Portfolio — Class C	500,000,000 shares
Global Quality Portfolio — Class I	500,000,000 shares
Global Quality Portfolio — Class A	500,000,000 shares
Global Quality Portfolio — Class L	500,000,000 shares
Global Quality Portfolio — Class IS	500,000,000 shares
Global Quality Portfolio — Class C	500,000,000 shares
Global Real Estate Portfolio — Class I	500,000,000 shares
Global Real Estate Portfolio — Class A	1,000,000,000 shares
Global Real Estate Portfolio — Class L	500,000,000 shares
Global Real Estate Portfolio — Class IS	500,000,000 shares
Global Real Estate Portfolio — Class C	500,000,000 shares
Growth Portfolio — Class I	500,000,000 shares
Growth Portfolio — Class A	1,000,000,000 shares
Growth Portfolio — Class L	500,000,000 shares
Growth Portfolio — Class IS	500,000,000 shares
Growth Portfolio — Class C	500,000,000 shares
Insight Portfolio — Class I	500,000,000 shares

Insight Portfolio — Class A	500,000,000 shares
Insight Portfolio — Class L	500,000,000 shares
Insight Portfolio — Class C	500,000,000 shares
International Advantage Portfolio — Class I	500,000,000 shares
International Advantage Portfolio — Class A	1,000,000,000 shares
International Advantage Portfolio — Class L	500,000,000 shares
International Advantage Portfolio — Class C	500,000,000 shares
International Equity Portfolio — Class I	500,000,000 shares
International Equity Portfolio — Class A	1,000,000,000 shares
International Equity Portfolio — Class L	500,000,000 shares
International Equity Portfolio — Class IS	500,000,000 shares
International Equity Portfolio — Class C	500,000,000 shares
International Opportunity Portfolio — Class I	500,000,000 shares
International Opportunity Portfolio — Class A	1,000,000,000 shares
International Opportunity Portfolio — Class L	500,000,000 shares
International Opportunity Portfolio — Class IS	500,000,000 shares
International Opportunity Portfolio — Class C	500,000,000 shares
International Real Estate Portfolio — Class I	500,000,000 shares
International Real Estate Portfolio — Class A	500,000,000 shares
International Real Estate Portfolio — Class H	500,000,000 shares
International Real Estate Portfolio — Class L	500,000,000 shares
International Real Estate Portfolio — Class IS	500,000,000 shares
International Real Estate Portfolio — Class C	500,000,000 shares
International Small Cap Portfolio — Class I	1,000,000,000 shares
International Small Cap Portfolio — Class A	1,000,000,000 shares
International Small Cap Portfolio — Class L	500,000,000 shares
Multi-Asset Portfolio — Class I	500,000,000 shares
Multi-Asset Portfolio — Class A	1,000,000,000 shares
Multi-Asset Portfolio — Class L	500,000,000 shares
Multi-Asset Portfolio — Class IS	500,000,000 shares
Multi-Asset Portfolio — Class C	500,000,000 shares
Opportunity Portfolio — Class I	500,000,000 shares
Opportunity Portfolio — Class A	1,000,000,000 shares
Opportunity Portfolio — Class L	500,000,000 shares
Opportunity Portfolio — Class IS	500,000,000 shares
Opportunity Portfolio — Class C	500,000,000 shares
Small Company Growth Portfolio — Class I	500,000,000 shares
Small Company Growth Portfolio — Class A	1,000,000,000 shares
Small Company Growth Portfolio — Class L	500,000,000 shares
Small Company Growth Portfolio — Class IS	500,000,000 shares
Small Company Growth Portfolio — Class C	500,000,000 shares
U.S. Real Estate Portfolio — Class I	500,000,000 shares
U.S. Real Estate Portfolio — Class A	1,000,000,000 shares
U.S. Real Estate Portfolio — Class L	500,000,000 shares
U.S. Real Estate Portfolio — Class IS	500,000,000 shares
U.S. Real Estate Portfolio — Class C	500,000,000 shares
Total	75,500,000,000 shares

†       The par value of all shares of common stock of all portfolios and classes that the Corporation has authority to issue is $0.001 per share, with the exception of the shares of common stock classified as Emerging Markets Domestic Debt Portfolio — Class I, Emerging Markets Domestic Debt Portfolio — Class A, Emerging Markets Domestic Debt Portfolio — Class L, Emerging Markets Domestic Debt Portfolio — Class IS and Emerging Markets Domestic Debt Portfolio — Class C, which have a par value of $0.003 per share.

FOURTH:  The foregoing amendment to the Charter as set forth in these Articles of Amendment is limited to a change expressly authorized by Section 2-605 of the MGCL to be made without action by the stockholders, and was approved by a majority of the entire Board of Directors, without action by the stockholders.

FIFTH:  These Articles of Amendment shall be effective upon filing with the Department.

SIXTH:  These Articles of Amendment do not increase the authorized stock of the Corporation.

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IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested to on its behalf by its Secretary on this 25th day of November, 2015.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

	By:	/s/ John H. Gernon
John H. Gernon
President

ATTEST:

/s/ Mary E. Mullin
Mary E. Mullin
Secretary

THE UNDERSIGNED, President of MORGAN STANLEY INSTITUTIONAL FUND, INC., who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

/s/ John H. Gernon
John H. Gernon
President

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